                                                                    EXHIBIT 99.4

                      IMC HOME EQUITY LOAN TRUST 1997-7
            ----------------------------------------------------------



                       PRELIMINARY BACKGROUND INFORMATION

                       IMC HOME EQUITY LOAN TRUST 1997-7

                                   DISCLAIMER




--------------------------------------------------------------------------------
THIS INFORMATION HAS BEEN PREPARED IN CONNECTION WITH THE ISSUANCE OF
SECURITIES REPRESENTING INTERESTS IN THE ABOVE TRUST, AND IS BASED IN PART ON INFORMATION PROVIDED BY IMC MORTGAGE COMPANY WITH RESPECT TO THE EXPECTED CHARACTERISTICS OF THE POOL OF CLOSED-END MORTGAGE LOANS IN WHICH THESE SECURITIES WILL REPRESENT UNDIVIDED BENEFICIAL INTERESTS. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE CLOSED-END MORTGAGE LOANS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. NO REPRESENTATION IS MADE THAT ANY PERFORMANCE OR RETURN INDICATED HEREIN WILL BE ACHIEVED. FOR EXAMPLE, IT IS VERY UNLIKELY THAT CLOSED-END MORTGAGE LOANS WILL PREPAY AT A CONSTANT RATE OR FOLLOW A PREDICTABLE PATTERN. THIS INFORMATION MAY NOT BE USED OR OTHERWISE DISSEMINATED IN CONNECTION WITH THE OFFER OR SALE OF THESE OR ANY OTHER SECURITIES, EXCEPT IN CONNECTION WITH THE INITIAL OFFER OR SALE OF THESE SECURITIES TO YOU TO THE EXTENT SET FORTH BELOW. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. ADDITIONAL INFORMATION IS
AVAILABLE UPON REQUEST. THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT OR TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD
BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION
WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. IN THE EVENT OF ANY SUCH OFFERING, THESE MATERIALS, INCLUDING ANY DESCRIPTION OF THE CLOSED-END MORTGAGE LOANS CONTAINED HEREIN, SHALL BE DEEMED SUPERSEDED, AMENDED AND SUPPLEMENTED IN THEIR ENTIRETY BY SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. TO OUR READERS
WORLDWIDE: IN ADDITION, PLEASE NOTE THAT THIS INFORMATION HAS BEEN PROVIDED BY MORGAN STANLEY & CO. INCORPORATED AND APPROVED BY MORGAN STANLEY & CO. INTERNATIONAL LIMITED, A MEMBER OF THE SECURITIES AND FUTURES AUTHORITY, AND MORGAN STANLEY JAPAN LTD. WE RECOMMEND THAT INVESTORS OBTAIN THE ADVICE OF THEIR MORGAN STANLEY & CO. INTERNATIONAL LIMITED OR MORGAN STANLEY JAPAN LTD. REPRESENTATIVE ABOUT THE INVESTMENT CONCERNED. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                      IMC HOME EQUITY LOAN TRUST 1997-7
            ----------------------------------------------------------

--------------------------------------------------------------------------------

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------



FIXED RATE HOME EQUITY LOANS

Approximate characteristics of the pool of Home Equity Loans identified as of 11/18/97. Home Equity Loans equal to approximately $620 million will be delivered on the Closing Date:


* BALANCES ARE A SUBSET OF THE FINAL POOL. A LARGER PERCENTAGE OF THE FINAL POOL WILL BE DISCLOSED IN THE PROSPECTUS SUPPLEMENT FOR THIS OFFERING AND HOME EQUITY LOANS OF APPROXIMATELY $620 MILLION WILL BE DELIVERED ON THE CLOSING DATE.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD
BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION
WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                      IMC HOME EQUITY LOAN TRUST 1997-7
            ----------------------------------------------------------


                 $775,000,000 OFFERING AMOUNT (APPROXIMATE)
                              FSA BOND INSURED

TITLE OF SECURITIES:              IMC Home Equity Loan Trust 1997-7
SELLER AND SERVICER:              IMC Mortgage Company, L.P.
                                  Headquartered in Tampa, FL
DEPOSITOR:                        IMC Securities, Inc.

LEAD UNDERWRITER:                 PAINEWEBBER INCORPORATED
CO-UNDERWRITERS:                  Bear, Stearns and Co. Inc.
                                  Morgan Stanley Dean Witter
                                  Merrill Lynch & Co.

TRUSTEE:                          The Chase Manhattan Bank




TRANSACTION SUMMARY (a)

---------------------------------------------------------------------------------------------------------------------------
                                                ESTIMATED    ESTIMATED     ESTIMATED
                                                   WAL       PRINCIPAL     PRINCIPAL                           EXPECTED
                APPROXIMATE                      TO CALL      LOCKOUT        WINDOW          STATED             RATINGS
CERTIFICATE        SIZE            COUPON        (YEARS)      (YEARS)       (YEARS)         MATURITY         (MOODY'S/S&P)
---------------------------------------------------------------------------------------------------------------------------
 CLASS A-1       $255,140,000    Floating (b)       0.85         None      1.58               August 2012       Aaa / AAA
 CLASS A-2       $112,820,000       Fixed           2.00         1.50      0.92             November 2012       Aaa / AAA
 CLASS A-3       $120,840,000       Fixed           3.00         2.33      1.33             February 2013       Aaa / AAA
 CLASS A-4        $44,310,000       Fixed           4.00         3.58      0.75               August 2015       Aaa / AAA
 CLASS A-5        $71,100,000       Fixed           5.00         4.25      1.58              January 2021       Aaa / AAA
 CLASS A-6        $61,770,000       Fixed           7.00         5.75      2.42                March 2025       Aaa / AAA
 CLASS A-7        $54,775,000       Fixed           8.15         8.08      0.08             February 2029       Aaa / AAA
 CLASS A-8        $54,245,000     Fixed/NAS         6.32         3.00      5.17             February 2029       Aaa / AAA
 CLASS A-9IO    $54,245,000(c)      Fixed           N/A           N/A       N/A             November 2000       Aaa / AAA
---------------------------------------------------------------------------------------------------------------------------

NOTES:     (a)            100% Prepayment Assumption: 4.0% CPR in month 1, and
                          an additional 1.818% per annum in each month thereafter until month 12. On and after month 12, 24% CPR. Run to 10% Call.

           (b)            The lesser of (i) One-Month LIBOR plus 0.__ % and
                          (ii) the weighted average Coupon Rate of the Home Equity Loans, less 0.62375% per annum.

           (c) Notional Balance based on the Class A-8 Principal Balance for the first 36 payments and 0 for each payment thereafter.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD
BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION
WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                      IMC HOME EQUITY LOAN TRUST 1997-7
            ----------------------------------------------------------

PREPAYMENT PRICING
SPEED ASSUMPTION:                 4% CPR, increasing to 24% CPR over 12 months

PAYMENT DATE:                     The 20th day of each month (or the next
                                  Business Day thereafter) commencing on
                                  December 22, 1997.

CLOSING DATE:                     On or about November 25, 1997

CLEAN-UP CALL:                    The first Monthly Remittance Date on which
                                  the aggregate Loan Balance of the Home Equity
                                  Loans has declined to less than 10% of the aggregate Loan Balance as of the Cut-Off
                                  Date.

PAYMENT DELAY:                    With the exception of the Class A-1
                                  Certificates, 19 days.
                                  With respect to the Class A-1 Certificates, 0 days.

INTEREST ACCRUAL PERIOD:          With the exception of the Class A-1
                                  Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Payment
                                  Date on a 30/360-day basis.

                                  With respect to any Payment Date, the Class
                                  A-1 Certificates will be entitled to interest accrued from and including the preceding Payment Date (or from the Settlement Date in the case of the first Payment Date) to and including the day prior to the current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Certificate Interest Rate on the aggregate principal balance of the Class A-1 Certificates on an actual/360-day basis.

                                  The "Class A-1 Certificate Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0.__% per annum and (y) the weighted average Coupon Rate of Home Equity Loans, less 0.62375% per annum (the rate described in the clause (y), the "Available Funds Cap").

                                  The coupon of each Class of Certificates will increase by [0.50%] after the first date on which the deal is callable.




--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD
BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION
WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                      IMC HOME EQUITY LOAN TRUST 1997-7
            ----------------------------------------------------------


CREDIT ENHANCEMENT:               Credit enhancement with respect to the
                                  Certificates will be provided by (a) the overcollateralization mechanics which utilize the excess interest created by the internal cashflows of the pool, and (b) the Financial
                                  Security Assurance, Inc.("FSA") Insurance
                                  Policy.

                                  Excess Spread.  The weighted average Coupon
                                  Rate of the Home Equity Loans is generally expected to be higher than the sum of (a) the servicing fee, (b) the weighted average interest rate of the Bonds, (c) the trustee fee and (d) the Premium Amount.

                                  Overcollateralization: Excess spread will be applied, to the extent available, to make accelerated payments or distributions of principal to the securities then entitled to receive payments or distributions of principal; such application will cause the aggregate principal balance of the Bonds to amortize more rapidly than the Home Equity Loans, resulting in overcollateralization. Prior to the overcollateralization step down date, overcollateralization is expected to build to [2.0]% of the sum of (i) the Initial Pool Principal Balance, (ii) the Cut-off Date Principal Balance of each Subsequent Home Equity Loan and (iii) the amount, if any, on deposit in the Pre-funding Account (net of investment income) (the "Assumed Pool Principal Balance"). On or after the overcollateralization step down date, overcollateralization will be permitted to decrease to an amount equal to [4.0]% of the then outstanding aggregate unpaid principal balance of the Home Equity Loans (the "Pool Principal Balance"), subject to a floor of [0.5]% of the Assumed Pool Principal Balance.

                                  FSA Insurance Policy: FSA (the "Certificate
                                  Insurer") will unconditionally and
                                  irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Certificates (i.e. after any losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Certificate principal balance over the aggregate collateral balance). The Insurance Policy does not guarantee the payment of A-1 coupon above the Available Funds Cap. The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists.
                                  Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom.
                                  The Insurance Policy is not cancelable for any reason.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD
BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION
WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                      IMC HOME EQUITY LOAN TRUST 1997-7
            ----------------------------------------------------------



CUT-OFF DATE:                     November 1, 1997 (close of business)

APPROXIMATE SUMMARY OF
POOL BALANCES:                    $454,953,346          Identified as of 11/18/97 (described on page 2)
                                  $500,000,000          To be identified for inclusion in Prospectus
                                                        Supplement (as of Statistical Calculation Date)
                                  $620,000,000          To be delivered on the Closing Date
                                  $155,000,000          Pre-Funding Amount
                                  $775,000,000          Final Pool Balance

STATISTICAL CALCULATION DATE:     November 1, 1997 (close of business)

PRE-FUNDING ACCOUNT               On the Closing Date, approximately
                                  $155,000,000 will be deposited in an account
                                  (the "Pre-Funding Account") and will be used to acquire Subsequent Loans. The "Pre-Funding
                                  Period" is the period commencing on the
                                  Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000 and (ii) February 15, 1998.

OFFERING AMOUNT:                  Approximately $775,000,000

FORM OF OFFERING:                 Book-Entry form, same-day funds through DTC,
                                  Euroclear, and CEDEL.

DENOMINATIONS:                    Minimum denominations of $25,000 and
                                  multiples of $1,000 thereafter.

SERVICING/OTHER FEES:             The collateral is subject to certain fees,
                                  including a servicing fee of 0.50% per annum payable monthly, Certificate Insurer fees, and trustee fees.

ADVANCING BY SERVICER:            The Servicer is required to advance from its
                                  own funds any delinquent payment of interest
                                  (not principal) unless such interest is
                                  deemed to be non-recoverable (the
                                  "Delinquency Advances").



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD
BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION
WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                      IMC HOME EQUITY LOAN TRUST 1997-7
            ----------------------------------------------------------



FEDERAL TAX ASPECTS:      The trust, exclusive of the Pre-funding account and
                          the Capitalized Interest account, will consist of two segregated asset pools, (the "Upper-Tier REMIC" and the "Lower-Tier REMIC"). Each class of the Offered
                          Certificates will be designated as a "regular interest" in the Upper-Tier REMIC.

ERISA CONSIDERATIONS:     The Certificates may be purchased by employee benefit
                          plans that are subject to ERISA.

SMMEA ELIGIBILITY:        The Certificates will NOT constitute
                          "mortgage-related securities" for purposes of SMMEA.



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD
BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION
WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                      IMC HOME EQUITY LOAN TRUST 1997-7
            ----------------------------------------------------------


BOND SENSITIVITY TO PREPAYMENTS

CLASS A-1 (TO CALL)
-----------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%         50%        75%        100%       125%        150%
-----------------------------------------------------------------------------------------------------
Average Life (years)                   8.22        1.44       1.06       0.85       0.72        0.63
Years to First Principal Payment       0.08        0.08       0.08       0.08       0.08        0.08
Years to Last Principal Payment        14.17       2.92       2.08       1.58       1.33        1.17
Principal Window (years)               14.17       2.92       2.08       1.58       1.33        1.17


CLASS A-2 (TO CALL)
-----------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%         50%        75%        100%       125%        150%
-----------------------------------------------------------------------------------------------------
Average Life (years)                   14.56       3.76       2.60       2.00       1.63        1.38
Illustrative Yield @ Par (30/360)      6.48%      6.41%      6.37%       6.33%      6.29%      6.25%
Modified Duration (years)              9.19        3.24       2.32       1.82       1.50        1.28
Years to First Principal Payment       14.17       2.92       2.08       1.58       1.33        1.17
Years to Last Principal Payment        14.75       4.67       3.17       2.42       2.00        1.67
Principal Window (years)               0.67        1.83       1.17       0.92       0.75        0.58


CLASS A-3 (TO CALL)
-----------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%         50%        75%        100%       125%        150%
-----------------------------------------------------------------------------------------------------
Average Life (years)                   14.83       5.92       4.00       3.00       2.39        2.00
Illustrative Yield @ Par (30/360)      6.52%      6.49%      6.46%       6.43%      6.40%      6.37%
Modified Duration (years)              9.27        4.77       3.42       2.64       2.15        1.82
Years to First Principal Payment       14.75       4.67       3.17       2.42       2.00        1.67
Years to Last Principal Payment        14.92       7.50       5.00       3.67       2.92        2.42
Principal Window (years)               0.25        2.92       1.92       1.33       1.00        0.83


CLASS A-4 (TO CALL)
-----------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%         50%        75%        100%       125%        150%
-----------------------------------------------------------------------------------------------------
Average Life (years)                   15.57       8.35       5.39       4.00       3.12        2.55
Illustrative Yield @ Par (30/360)      6.65%      6.64%      6.61%       6.59%      6.56%      6.54%
Modified Duration (years)              9.45        6.23       4.40       3.41       2.74        2.28
Years to First Principal Payment       14.92       7.50       5.00       3.67       2.92        2.42
Years to Last Principal Payment        17.00       9.17       5.92       4.33       3.42        2.75
Principal Window (years)               2.17        1.75       1.00       0.75       0.58        0.42

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD
BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION
WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                      IMC HOME EQUITY LOAN TRUST 1997-7
            ----------------------------------------------------------

BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

CLASS A-5 (TO CALL)
-----------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%         50%        75%        100%       125%        150%
-----------------------------------------------------------------------------------------------------
Average Life (years)                   19.46      10.63       6.95       5.00       3.89        3.12
Illustrative Yield @ Par (30/360)      6.75%      6.74%      6.72%       6.70%      6.68%      6.66%
Modified Duration (years)              10.55       7.37       5.38       4.12       3.32        2.73
Years to First Principal Payment       17.00       9.17       5.92       4.33       3.42        2.75
Years to Last Principal Payment        22.50      12.25       8.42       5.83       4.50        3.58
Principal Window (years)               5.58        3.17       2.58       1.58       1.17        0.92


CLASS A-6 (TO CALL)
-----------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%         50%        75%        100%       125%        150%
-----------------------------------------------------------------------------------------------------
Average Life (years)                   24.70      13.70       9.86       7.00       5.23        4.16
Illustrative Yield @ Par (30/360)      6.88%      6.86%      6.85%       6.84%      6.82%      6.80%
Modified Duration (years)              11.61       8.64       6.96       5.39       4.26        3.51
Years to First Principal Payment       22.50      12.25       8.42       5.83       4.50        3.58
Years to Last Principal Payment        25.75      14.50      10.75       8.17       6.25        4.83
Principal Window (years)               3.33        2.33       2.42       2.42       1.83        1.33


CLASS A-7 (TO CALL)
-----------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%         50%        75%        100%       125%        150%
-----------------------------------------------------------------------------------------------------
Average Life (years)                   25.74      14.49      10.74       8.15       6.48        5.26
Illustrative Yield @ Par (30/360)      7.07%      7.06%      7.05%       7.04%      7.03%      7.01%
Modified Duration (years)              11.59       8.83       7.32       6.02       5.05        4.26
Years to First Principal Payment       25.75      14.50      10.75       8.17       6.25        4.83
Years to Last Principal Payment        25.75      14.50      10.75       8.17       6.50        5.33
Principal Window (years)               0.08        0.08       0.08       0.08       0.33        0.58


CLASS A-8 NAS BOND (TO CALL)
-----------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%         50%        75%        100%       125%        150%
-----------------------------------------------------------------------------------------------------
Average Life (years)                   11.84       7.78       6.95       6.32       5.59        4.87
Illustrative Yield @ Par (30/360)      6.72%      6.70%      6.69%       6.69%      6.68%      6.67%
Modified Duration (years)              7.82        5.78       5.33       4.96       4.50        4.03
Years to First Principal Payment       3.08        3.08       3.08       3.08       3.08        3.08
Years to Last Principal Payment        25.75      14.50      10.75       8.17       6.50        5.33
Principal Window (years)               22.75      11.50       7.75       5.17       3.50        2.33


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD
BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION
WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                      IMC HOME EQUITY LOAN TRUST 1997-7
            ----------------------------------------------------------


BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

CLASS A-6 (TO MATURITY)
-----------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%         50%        75%        100%       125%        150%
-----------------------------------------------------------------------------------------------------
Average Life (years)                   24.88      13.73      10.00       7.06       5.23        4.16
Illustrative Yield @ Par (30/360)      6.88%      6.87%      6.86%       6.84%      6.82%      6.80%
Modified Duration (years)              11.64       8.65       7.02       5.42       4.26        3.51
Years to First Principal Payment       22.50      12.25       8.42       5.83       4.50        3.58
Years to Last Principal Payment        26.83      14.75      11.83       8.92       6.25        4.83
Principal Window (years)               4.42        2.58       3.50       3.17       1.83        1.33


CLASS A-7 BOND (TO MATURITY)
-----------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%         50%        75%        100%       125%        150%
-----------------------------------------------------------------------------------------------------
Average Life (years)                   28.21      16.87      14.11       11.44      8.93        6.78
Illustrative Yield @ Par (30/360)      7.09%      7.10%      7.14%       7.16%      7.15%      7.12%
Modified Duration (years)              11.97       9.55       8.67       7.58       6.36        5.16
Years to First Principal Payment       26.83      14.75      11.83       8.92       6.25        4.83
Years to Last Principal Payment        29.50      24.92      19.08       15.08      14.00      11.58
Principal Window (years)               2.75       10.25       7.33       6.25       7.83       6.83*

* Indicates an interruption in receipt of principal


CLASS A-8 NAS BOND (TO MATURITY)
-----------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%         50%        75%        100%       125%        150%
-----------------------------------------------------------------------------------------------------
Average Life (years)                   11.84       7.78       7.00       6.47       6.08        5.77
Illustrative Yield @ Par (30/360)      6.72%      6.70%      6.70%       6.70%      6.72%      6.75%
Modified Duration (years)              7.82        5.79       5.35       5.04       4.79        4.60
Years to First Principal Payment       3.08        3.08       3.08       3.08       3.08        3.08
Years to Last Principal Payment        29.25      23.00      17.58       14.75      13.75      11.42
Principal Window (years)               26.25      20.00      14.58       11.75      10.75       8.42





--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by IMC Mortgage Company with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD
BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION
WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                              10